EXHIBIT 99.1
                                                                    ------------


                          HOLLINGER INTERNATIONAL INC.
                          2006 LONG-TERM INCENTIVE PLAN

         SECTION 1. PURPOSE. The purpose of this 2006 Hollinger International Inc. Long-Term Incentive Plan is to promote the interests of Hollinger International Inc. and its stockholders by (a) attracting and retaining exceptional directors, officers, and employees (including prospective directors, officers, and employees) of the Company and its Affiliates and (b) enabling such individuals to participate in the long-term growth and financial success of the Company.

         SECTION 2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set below:

                  "AFFILIATE" means (a) any entity that, directly or indirectly, is controlled by, controls, or is under common control with, the Company and/or
(b) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

                  "AWARD" means any award that is permitted under SECTION 6 and granted under the Plan.

                  "AWARD AGREEMENT" means either a Cash Incentive Award Agreement or a Deferred Stock Unit Agreement, as applicable.

                  "AWARD DATE" means the date of any Award as set forth in the Award Agreement with respect to such Award.

                  "BOARD" means the Board of Directors of the Company.

                  "CASH INCENTIVE AWARD" means any award that is permitted under
SECTION 6(C) and granted under the Plan.

                  "CASH INCENTIVE AWARD AGREEMENT" means any written agreement, contract, or other instrument or document evidencing any Cash Incentive Award, which may, but need not, require execution or acknowledgment by a Participant.

                  "CAUSE" shall (i) have the meaning given such term in a written employment agreement between the Participant and the Company or in an Award Agreement, or (ii) if there is no definition set forth in such an applicable employment agreement or Award Agreement, shall mean (A) the conviction of the Participant for committing a felony under any federal or state law, (B) dishonesty in the course of fulfilling the Participant's duties as an officer, employee or director of the Company or any Affiliate, or (C) willful and deliberate failure on the part of the Participant to perform such duties in any material respect.

                  "CHANGE OF CONTROL" shall (a) have the meaning set forth in an Award Agreement or (b) if there is no definition set forth in an Award Agreement, mean the occurrence of any of the following events:

                           (i) the acquisition by any "person" (as defined in Sections 13(d) and 14(d) of the Exchange Act) (each, a "PERSON") (excluding for this purpose, (A) the Company or any Subsidiary; (B) any employee benefit plan of the Company or of any Subsidiary or any person or entity organized, appointed, or established by the Company for or pursuant to the terms of any such plan that acquires beneficial ownership of voting securities of the Company; or (C) RSM Richter Inc. ("RICHTER"), in its capacity (but solely in its capacity)

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                  as (1) interim receiver, receiver, and manager of the assets, undertakings, and properties of Ravelston Corporation Limited ("RCL") and Ravelston Management Inc. ("RMI") pursuant to the Receivership Order of the Ontario Superior Court of Justice dated April 20, 2005, and (2) monitor of RCL and RMI pursuant to the CCAA Initial Order of the Ontario Superior Court of Justice dated April 20, 2005 (Richter, in its capacities as interim receiver, receiver, manager, and monitor pursuant to the foregoing orders of the Ontario Superior Court of Justice, is referred to as the "RECEIVER"), and any Person that as of April 20, 2005 was a direct or indirect subsidiary of RCL or RMI (a "RAVELSTON SUBSIDIARY"); PROVIDED, that each such Ravelston Subsidiary shall only be deemed to be covered by this CLAUSE (C) for so long as (1) it is and remains a Ravelston Subsidiary, (2) Richter remains Receiver, and (3) Richter, in its capacity as Receiver, beneficially owns no more voting securities of Employer than were beneficially owned by RCL and RMI on April 20, 2005) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; PROVIDED, HOWEVER, that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the Company; or

                           (ii) Richard R. Burt, Henry A. Kissinger, Shmuel Meitar, Gordon A. Paris, Graham W. Savage, Raymond G.H. Seitz, James R. Thompson (collectively, "INCUMBENT DIRECTORS"), and any new directors whose election by the Board or nomination by the Board for election by the Company's stockholders was approved by a vote of a least two-thirds (2/3) of the directors then still in office who either are Incumbent Directors or whose election or nomination for election was previously so approved (such new directors being referred to as "SUCCESSOR INCUMBENT DIRECTORS") ceasing for any reason to constitute at least a majority of the Board; or

                           (iii) the adoption, enactment, or effectiveness of any action (including, without limitation, by resolution or by amendment to the Company's charter or bylaws) that materially limits or diminishes the power or authority of Board or any committee thereof, if such action has not been approved by a vote of a least two-thirds (2/3) of the directors then still in office who either are Incumbent Directors or Successor Incumbent Directors; or

                           (iv) the consummation of, or the execution of a definitive agreement the consummation of which would result in, a reorganization, merger, or consolidation, or sale or other disposition of all or substantially all of the assets of the Company (a "BUSINESS COMBINATION"), in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company, or all or substantially all of the Company's assets, either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of the Company; or

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                           (v)    the consummation of a complete liquidation or
                  dissolution of the Company;

PROVIDED, HOWEVER, that if any Award is subject to the provisions of Section 409A of the Code, "Change of Control" with respect to such Award shall mean a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company within the meaning of
Section 409A of the Code.

                  "COC BUSINESS COMBINATION CLOSING DATE" means the actual closing date of a Business Combination Transaction.

                  "COC BUSINESS COMBINATION TRANSACTION" means a transaction described in CLAUSE (B)(I), (IV) OR (V) of the definition of Change of Control.

                  "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

                  "COMMITTEE" means the compensation committee of the Board, or such other committee of the Board as may be designated by the Board to administer the Plan.

                  "COMPANY" means Hollinger International Inc., a corporation organized under the laws of Delaware, together with any successor thereto.

                  "DEFERRED STOCK UNIT" means a Deferred Stock Unit Award that is designated as such in the applicable Deferred Stock Unit Agreement and that represents an unfunded and unsecured promise to deliver Shares in accordance with the terms of the applicable Deferred Stock Unit Agreement.

                  "DEFERRED STOCK UNIT AGREEMENT" means an agreement in the form of EXHIBIT A hereto.

                  "DESIGNATED PAYMENT DATE" means, with respect to any Cash Incentive Award, the third anniversary of the Award Date with respect to such Award.

                  "DISABILITY" means a disability within the meaning of Section 409A of the Code.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor statute thereto.

                  "FAIR MARKET VALUE" means (a) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee and (b) with respect to the Shares, as of any date, (i) the mean between the high and low sales prices of the Shares (A) as reported by the NYSE for such date or (B) if the Shares are listed on a national stock exchange, as reported on the stock exchange composite tape for securities traded on such stock exchange for such date or, with respect to each of CLAUSES (A) and (B), if there were no sales on such date, on the closest preceding date on which there were sales of Shares or (ii) in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Committee.

                  "GOOD REASON" shall (i) have the meaning given such term in a written employment agreement between the Participant and the Company or in an Award Agreement, or (ii) if there is no definition set forth in such an applicable employment agreement or Award Agreement, mean (A) the Participant's title, authority or principal duties are reduced, eliminated or diminished, (ii) the Participant's

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base salary is reduced, (iii) the Participant's benefits are diminished, or (iv)
the Participant's principal place of employment is relocated more than thirty-five (35) road miles from its then-current location.

                  "INDEPENDENT DIRECTOR" means a member of the Board who is neither (a) an employee of the Company nor (b) an employee of any Affiliate, and who, at the time of acting, is a "Non-Employee Director" under Rule 16b-3.

                  "IRS" means the U.S. Internal Revenue Service or any successor thereto and includes the staff thereof.

                  "NYSE" means the New York Stock Exchange.

                  "PARTICIPANT" means any director, officer, or employee (including any prospective director, officer, or employee) of the Company or its Affiliates who is eligible for an Award under SECTION 5 and who is selected by the Committee to receive an Award under the Plan.

                  "PLAN" means this Hollinger International Inc. 2006 Long-Term Incentive Plan, as in effect from time to time.

                  "RETIREMENT" means a Participant's termination of employment at or after having attained the age of 59-1/2 and after having served as an employee of the Company and/or one of its Subsidiaries for at least 5 continuous years.

                  "RULE 16B-3" means Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act or any successor rule or regulation thereto as in effect from time to time.

                  "SEC" means the U.S. Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

                  "SHARES" means shares of Class A Common Stock of the Company, par value $0.01 per share, or such other securities of the Company into which such shares shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares, or other similar transaction.

                  "STOCK PLAN" means the Company's 1999 Stock Incentive Plan or another stockholder approved stock incentive plan of the Company.

                  "SUBSIDIARY" means any entity in which the Company, directly or indirectly, possesses fifty percent (50%) or more of the total combined voting power of all classes of its stock.

                  "TARGET OPPORTUNITY" means, with respect to any Cash Incentive Award, the dollar amount of such Cash Incentive Award to the Participant, as established by the Committee on the Award Date of such Cash Incentive Award.

                  "TOTAL SHAREHOLDER RETURN" means the total return on an investment in the Shares or other applicable security during the applicable Measurement Period including stock price appreciation, dividends and other distributions.


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         SECTION 3.        ADMINISTRATION.

         (a) COMPOSITION OF COMMITTEE. The Plan shall be administered by the Committee, which shall be composed of two or more directors, all of whom shall be Independent Directors and all of whom shall meet the independence requirements of the NYSE.

         (b) AUTHORITY OF COMMITTEE. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have sole and plenary authority to administer the Plan, including, but not limited to, the authority to (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, Awards; (iv) interpret, administer, reconcile any inconsistency in, correct any default in and/or supply any omission in, the Plan and any instrument or agreement relating to, or Award made under, the Plan;
(v) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (vi) amend an outstanding Award or grant a replacement Award for an Award previously granted under the Plan if, in its sole discretion, the Committee determines that (A) the tax consequences of such Award to the Company or the Participant differ from those consequences that were expected to occur on the Award Date of such Award or (B) clarifications or interpretations of, or changes to, tax law or regulations permit Awards to be granted that have more favorable tax consequences than initially anticipated; and (vii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

         (c) COMMITTEE DECISIONS. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole and plenary discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder.

         (d) INDEMNIFICATION. No member of the Board, the Committee, or any employee of the Company (each such person, a "COVERED PERSON") shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Covered Person shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense (including attorneys' fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit, or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Cash Incentive Award Agreement or Deferred Stock unit Agreement, and (ii) any and all amounts paid by such Covered Person, with the Company's approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit, or proceeding against such Covered Person; PROVIDED that the Company shall have the right, at its own expense, to assume and defend any such action, suit, or proceeding, and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company's choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person's bad faith, fraud, or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company's charter or bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company's charter or bylaws as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

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

         (e) AWARDS TO INDEPENDENT DIRECTORS. Notwithstanding anything to the contrary contained herein, the Board may, in its sole and plenary discretion, at any time and from time to time, grant Awards to Independent Directors or administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority and responsibility granted to the Committee herein.

         SECTION 4. SHARES AVAILABLE FOR AWARDS. Any Shares payable under the Plan shall be made pursuant to an award under the Stock Plan.

         SECTION 5. ELIGIBILITY. Any director, officer, or employee (including any prospective director, officer, or employee) of the Company or any of its Affiliates shall be eligible to be designated a Participant.

         SECTION 6.        AWARDS.

         (a) TYPES OF AWARDS. Subject to SECTION 4, Awards may be made under the Plan in the form of (i) Deferred Stock Units and (ii) Cash Incentive Awards. Awards may be granted in tandem with other Awards.

         (b) DEFERRED STOCK UNITS. Subject to the provisions of SECTION 4 and the Stock Plan, the Committee shall have sole and plenary authority to determine the Participants to whom Deferred Stock Units shall be granted and the number of Deferred Stock Units to be granted to each Participant. All other terms of any award of Deferred Stock Units shall be as set forth in the Deferred Stock Unit Agreement.

         (c) CASH INCENTIVE AWARDS. The Committee, in its sole and plenary discretion, shall have the authority to determine the eligible Participants to whom Cash Incentive Awards shall be granted and the amount of the Cash Incentive Award to be granted to any Participant. Each Cash Incentive Award shall have the following terms, unless otherwise provided in the applicable Cash Incentive Award Agreement or a written employment agreement between the Participant and the Company:

                           (i) DETERMINATION OF CASH INCENTIVE AWARD. The amount
                  of any Cash Incentive Award payable to a Participant shall be determined by (A) measuring the Total Shareholder Return of the Company's Common Stock for the three year period (or such shorter period as is provided in certain circumstances set forth below) (the "MEASUREMENT PERIOD") beginning on the Award Date of such Award, (B) measuring the Total Shareholder Returns for the Measurement Period of all of the companies in the Standard & Poor's U.S. Indices (S&P 1000) as of the end of the Measurement Period (such standard, the "S&P 1000"), and
                  (C) determining the percentile ranking of the Company's Total Shareholder Return as compared to the S&P 1000 (the "PERCENTILE RANKING") for the Measurement Period.


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                           (ii) DETERMINATION OF EARNED PERCENTAGE OF TARGET
                  OPPORTUNITY. Except as provided in SECTION 6(C)(III) below, the percentage of the Participant's Target Opportunity (the "EARNED PERCENTAGE") with respect to a Cash Incentive Award that shall apply to the calculation of such Cash Incentive Award as of the end of the applicable Measurement Period shall be determined as follows:

       -----------------------------------------------------------------------------------------
            IF THE PERCENTILE RANKING OF THE TOTAL                THE EARNED PERCENTAGE IS:
       SHAREHOLDER RETURN OF THE COMPANY AS COMPARED TO     (SUBJECT TO PRORATION AT PROVIDED IN
          THE S&P 1000 FOR THE MEASUREMENT PERIOD IS:               PARAGRAPH 6(C)(IV))
       -----------------------------------------------------------------------------------------
                 Less than the 50th percentile                               0%
       -----------------------------------------------------------------------------------------
         50th percentile or greater but less than 60th                       50%
                          percentile
       -----------------------------------------------------------------------------------------
         60th percentile or greater but less than 75th                      100%
                          percentile
       -----------------------------------------------------------------------------------------
         75th percentile or greater but less than 90th                      200%
                          percentile
       -----------------------------------------------------------------------------------------
                  90th percentile or greater                                250%
       -----------------------------------------------------------------------------------------


                           (iii) DETERMINATION OF EARNED PERCENTAGE AFTER
                  CERTAIN CHANGES OF CONTROL. If a COC Business Combination Closing Date shall have occurred on or prior to December 31, 2006, the Earned Percentage that shall apply to the calculation of the Participant's Cash Incentive Award as of the end of the Measurement Period ending upon such COC Business Combination Closing Date shall be determined as follows:

       ----------------------------------------------------------------------------------------
            IF THE PERCENTILE RANKING OF THE TOTAL                THE EARNED PERCENTAGE IS:
       SHAREHOLDER RETURN OF THE COMPANY AS COMPARED TO    (SUBJECT TO PRORATION AT PROVIDED IN
          THE S&P 1000 FOR THE MEASUREMENT PERIOD IS:              PARAGRAPH 6(C)(IV))
       ----------------------------------------------------------------------------------------
                 Less than the 50th percentile                               0%
       ----------------------------------------------------------------------------------------
         50th percentile or greater but less than 70th                       50%
                          percentile
       ----------------------------------------------------------------------------------------
         70th percentile or greater but less than 85th                      100%
                          percentile
       ----------------------------------------------------------------------------------------
         85th percentile or greater but less than 95th                      200%
                          percentile
       ----------------------------------------------------------------------------------------
                  95th percentile or greater                                250%
       ----------------------------------------------------------------------------------------


                           (iv) CALCULATION OF EARNED PERCENTAGE BETWEEN LEVELS
                  OF PERFORMANCE. If the Percentile Ranking of the Total Shareholder Return of the Company as of the end of any applicable Measurement Period is in the 50th percentile or greater and is between two levels of performance set forth in the tables in SECTIONS 6(C)(II) or (III), as applicable, the actual Earned Percentage shall be determined on a ratable basis between the two levels of performance. For the purposes of illustration, if the Company's Percentile

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                  Ranking is being determined under SECTION 6(C)(II) above and is in the 65th percentile, then the Earned Percentage shall be 133?% of the Target Opportunity.

                           (v) CASH INCENTIVE AWARDS PAYABLE ON DESIGNATED
                  PAYMENT DATE. A Cash Incentive Award shall be determined and become payable on the Designated Payment Date therefor, unless such Cash Incentive Award becomes payable at an earlier date as provided in SECTION 6(C)(VI) or SECTION 6(C)(VIII) below or is forfeited as provided in SECTION 6(C)(VII) or SECTION 6(C)(VIII) below. The Cash Incentive Award shall be in an amount equal to the result obtained by multiplying the Earned Percentage (expressed as a decimal) for the Measurement Period beginning on the Award Date and ending on the Designated Payment Date TIMES the Target Opportunity. Such Cash Incentive Award shall be paid by the Company to the Participant as soon as practicable after the Designated Payment Date therefor (but in no event later than March 15 of the year following the year in which such Cash Incentive Award became payable).

                           (vi) EFFECT OF A CHANGE OF CONTROL ON CASH INCENTIVE
                  AWARDS. Upon the occurrence of a Change of Control, each then outstanding Cash Incentive Award that has not been forfeited shall be vested (each such Cash Incentive Award, a "VESTED AWARD") and thereafter subject to payment and forfeiture only as contemplated in SECTION 6(C)(IX) and, if applicable,
                  SECTION 6(C)(X), including without proration if paid prior to the Designated Payment Date for such Cash Incentive Award as contemplated by SECTION 6(C)(VII)(3) below.

                           (vii) CASH INCENTIVE AWARDS PAYABLE PRIOR TO CHANGE
                  OF CONTROL. If a Cash Incentive Award hereunder shall not be a Vested Award and the Participant's employment with the Company or a Subsidiary of the Company terminates by reason of (a) death, (b) permanent Disability, (c) Retirement from the Company or one of its Subsidiaries, or (d) the involuntary termination of the Participant by the Company for a reason other than Cause (any of the foregoing an "INVOLUNTARY SEVERANCE"), then, subject to SECTION 6(C)(X) below, the Cash Incentive Award shall (1) become payable to the extent hereinafter provided as of the date of Involuntary Severance and shall, except as provided below, be paid as promptly as practicable thereafter (but in no event later than March 15 of the year following the year of Involuntary Severance), (2) be in an amount equal to the lesser of (x) the Target Opportunity and (y) the result obtained by multiplying the Earned Percentage (expressed as a decimal) TIMES the Target Opportunity, such Earned Percentage to be calculated based on a Measurement Period beginning on the Award Date of the Cash Incentive Award and ending on the date of Involuntary Severance, and (3) shall be prorated by multiplying the amount determined pursuant to SECTION 6(C)(VII)(2) by a fraction, the numerator of which is number of days in the actual Measurement Period and the denominator of which is 1,095. Notwithstanding the foregoing, if a Participant is or will become eligible for Retirement prior to the Designated Payment Date and is deemed to be a "specified employee" within the meaning of Section 409A(a)(2)(B)(i) of the Code as of the date of Involuntary Severance, then, unless such Involuntary Severance is due to such Participant's death or permanent Disability, such payment shall not be made earlier than six (6) months after the date of the Participant's "separation from service" (as defined in Section 409A of the Code) or, if earlier, the Participant's date of death.

                           (viii) FORFEITURE OF CASH INCENTIVE AWARDS PRIOR TO
                  CHANGE OF CONTROL. Unless the Committee determines otherwise in its sole discretion, if a Cash Incentive Award shall not be a Vested Award and the Participant's employment with the Company

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

                  or a Subsidiary of the Company terminates for any reason not specified in SECTION 6(C)(VII) above, such Cash Incentive Award shall be permanently forfeited as of date of the termination of employment.

                           (ix) TREATMENT OF VESTED AWARDS AFTER CHANGE OF
                  CONTROL. With respect to any Cash Incentive Award that is a Vested Award, such Vested Award shall be payable by the Company to the Participant upon the earliest to occur of the following (any of the following a "POST-COC PAYMENT EVENT"):
                  (a) the Designated Payment Date for such Award if the Participant remains employed by the Company or a Subsidiary on such date, (b) the Participant's death, (c) the Participant's permanent Disability, (d) the Participant's Retirement from the Company or one of its Subsidiaries, (e) the involuntary termination of the Participant by the Company and/or one of its Subsidiaries for a reason other than Cause, (f) the voluntary termination of Participant's employment with the Company and/or one of its Subsidiaries for Good Reason, or (g) the occurrence of a COC Business Combination Closing Date. In any such event, (1) the Measurement Period for determining the Earned Percentage shall be from the Award Date to the date of the occurrence of the applicable Post-COC Payment Event, (2) the Cash Incentive Award shall be in an amount equal to the result obtained by multiplying the Earned Percentage (expressed as a decimal) TIMES the Target Opportunity, and (3) such Cash Incentive Award shall not be subject to proration in the manner provided in SECTION 6(C)(VII)(3) if payable prior to the Designated Payment Date. If a Cash Incentive Award is a Vested Award but the Participant shall voluntarily terminate employment with the Company and/or one of its Subsidiaries for a reason other than Good Reason or shall be involuntarily terminated for Cause, then such Cash Incentive Award shall be permanently forfeited as of the date of the termination of employment. A Cash Incentive Award paid under this SECTION 6(C)(IX) shall be paid by the Company to the Participant as soon as practicable after the occurrence of the Post-COC Payment Event (but in no event later than March 15 of the year following the year of the Post-COC Payment Event). Notwithstanding the foregoing, if a Participant is or will become eligible for Retirement prior to the Designated Payment Date and is deemed to be a "specified employee" within the meaning of Section 409A(a)(2)(B)(i) of the Code as of the date of a Post-COC Payment Event described in CLAUSES (D), (E), or
                  (F) of this SECTION 6(C)(IX), such payment shall not be made earlier than six (6) months after the date of the Participant's "separation from service" (as defined in Section 409A of the Code) or, if earlier, the Participant's date of death or the Designated Payment Date.

                           (x) EFFECT OF COC BUSINESS COMBINATION TRANSACTION
                  AFTER CERTAIN TERMINATIONS OF EMPLOYMENT. Notwithstanding the provisions of SECTIONS 6(C)(VII) AND 6(C)(IX), if (a)(1) a Participant's employment with the Company or a Subsidiary of the Company is involuntarily terminated by the Company or such Subsidiary for a reason other than for Cause or (2) after a Change of Control, a Participant voluntarily terminates the Participant's employment with the Company or a Subsidiary of the Company, as applicable, for Good Reason, and (b) within six months following such termination of employment described in CLAUSE (A) of this sentence, there occurs a COC Business Combination Closing Date, then all Awards which were forfeited or paid out upon such termination will be reinstated as of such COC Business Combination Closing Date. With respect to any Cash Incentive Award reinstated, the Participant shall be entitled to receive as of the COC Business Combination Closing Date an amount equal to the Cash Incentive Award that the Participant would have been entitled to receive upon the COC Business Combination Closing Date, less any amount previously paid to the Participant in respect of such Cash Incentive Award. With respect to any Deferred Stock Unit

                  Award reinstated, the Participant shall be entitled to receive as of the COC Business Combination Closing Date such amount of cash, Shares, other securities or other property that the Participant would have received as a result of the COC Business Combination Transaction.

         SECTION 7.        AMENDMENT AND TERMINATION.

         (a) AMENDMENTS TO THE PLAN. Subject to any government regulation and to the rules of the NYSE or any successor exchange or quotation system on which the Shares may be listed or quoted, the Plan may be amended, modified, or terminated by the Board without the approval of the stockholders of the Company. No modification, amendment, or termination of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted, materially and adversely affect the rights of such Participant (or his or her transferee) under such Award, unless otherwise provided by the Committee in the applicable Award Agreement.

         (b) AMENDMENTS TO OR TERMINATION OF AWARDS. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel, or terminate any Award theretofore granted, prospectively or retroactively; PROVIDED, HOWEVER, that, unless otherwise provided by the Committee in the applicable Cash Incentive Award Agreement or Deferred Stock Unit Agreement, any such waiver, amendment, alteration, suspension, discontinuance, cancellation, or termination that would materially and adversely impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the impaired Participant, holder or beneficiary.

         SECTION 8.        GENERAL PROVISIONS.

         (a) NONTRANSFERABILITY. Except as otherwise specified in the applicable Award Agreement, during the Participant's lifetime each Award (and any rights and obligations thereunder) shall be exercisable only by the Participant, or, if permissible under applicable law, by the Participant's legal guardian or representative, and no Award (or any rights and obligations thereunder) may be assigned, alienated, pledged, attached, sold, or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance shall be void and unenforceable against the Company or any Affiliate; PROVIDED THAT (i) the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer, or encumbrance and (ii) the Board or the Committee may permit further transferability, on a general or specific basis, and may impose conditions and limitations on any permitted transferability. All terms and conditions of the Plan and all Award Agreements shall be binding upon any permitted successors and assigns.

         (b) NO RIGHTS TO AWARDS. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.

         (c)      WITHHOLDING.

                  (i) AUTHORITY TO WITHHOLD. A Participant may be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant, the amount (in cash,

         Shares, other securities, other Awards, or other property) of any applicable withholding taxes in respect of an Award, its exercise or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such taxes.

                  (ii) ALTERNATIVE WAYS TO SATISFY WITHHOLDING LIABILITY. Without limiting the generality of SECTION 8(C)(I) above and subject to applicable law or regulation, a Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least six months) having a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the lapse of the restrictions on any Awards, a number of Shares having a Fair Market Value equal to such withholding liability.

         (d) AWARD AGREEMENTS. Each Cash Incentive Award hereunder shall be evidenced by a Cash Incentive Award Agreement, and each Deferred Stock Unit Award shall be evidenced by a Deferred Stock Unit Agreement, each which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including, but not limited to, the effect on such Award of the death, Disability, or termination of employment or service of a Participant and the effect, if any, of such other events as may be determined by the Committee.

         (e) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, shares, and other types of equity-based awards (subject to stockholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

         (f) NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to be retained as a director, officer, employee, or consultant of or to the Company or any Affiliate, nor shall it be construed as giving a Participant any rights to continued service on the Board. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

         (g) GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

         (h) SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person, or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

         (i) OTHER LAWS. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole and plenary discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole and plenary discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. Federal and any other applicable securities laws.

         (j) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on one hand, and a Participant or any other Person, on the other. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

         (k) NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

         (l)      REQUIREMENT OF CONSENT AND NOTIFICATION OF ELECTION UNDER
SECTION 83(B) OF THE CODE OR SIMILAR PROVISION. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code) or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Committee in writing prior to the making of such election.

         (m) HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

         SECTION 9.       TERM OF THE PLAN.

         (a) EFFECTIVE DATE. The Plan shall be effective as of the date of its adoption by the Board.

         (b) EXPIRATION DATE. No Award shall be granted under the Plan after the tenth anniversary of the date the Plan is approved under SECTION 9(A). Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, nevertheless continue thereafter.

                                                                       EXHIBIT A
                                                                       ---------


                          HOLLINGER INTERNATIONAL INC.
                          DEFERRED STOCK UNIT AGREEMENT

         THIS DEFERRED STOCK UNIT AGREEMENT (this "AGREEMENT") is made as of the ___ day of __________ (the "GRANT DATE") between HOLLINGER INTERNATIONAL INC., a Delaware corporation (the "COMPANY"), and ______________ (the "PARTICIPANT").

                                   WITNESSETH:

         WHEREAS, the Compensation Committee of the Board of Directors of the Company (the "COMMITTEE") has granted the Participant a Deferred Stock Unit Award jointly under the Company's 1999 Stock Incentive Plan (the "PLAN") and the Company's 2006 Long-Term Incentive Plan (the "LTIP").

         NOW THEREFORE, the parties hereto agree as follows:

         1. GRANT. The Company hereby grants to the Participant _________ Deferred Stock Units. Each "DEFERRED STOCK UNIT" shall entitle the Participant to one share ("SHARE") of the Company's Class A Common Stock, par value $0.01 per share, on the vesting date, subject to the terms of the Plan, the LTIP, and this Agreement. Unless the context clearly provides otherwise, the capitalized terms in this Agreement shall have the meaning ascribed to such terms under the Plan.

         2. VESTING; TERMINATION OF EMPLOYMENT. The Deferred Stock Units awarded under this Agreement shall vest and become nonforfeitable in accordance with the following:

         (a) Subject to the following provisions of this SECTION 2, the Deferred Stock Units shall vest and become nonforfeitable with respect to 25% of the Deferred Stock Units awarded hereunder on each of the first, second, third, and fourth anniversaries of the Grant Date, unless forfeited earlier under PARAGRAPH
                  (E) below.

         (b) If the Participant's termination of employment occurs by reason of death or permanent disability (as defined in Section 409A of the Code), any Deferred Stock Units that have not yet vested shall vest and become nonforfeitable on the date of such death or permanent disability.

         (c) If the Participant's termination of employment occurs by reason of "Retirement" (as defined below) from the Company or one of its subsidiaries, any Deferred Stock Units that have not yet vested shall vest and become nonforfeitable on such termination of employment. "RETIREMENT" means the Participant's termination of employment at or after having attained the age of 59-1/2 and after having served as an employee of the Company and/or one of its subsidiaries for at least 5 continuous years.

         (d) Unless forfeited earlier under PARAGRAPH (E) below, the Deferred Stock Units shall vest and become nonforfeitable upon a Change in Control. For purposes of this SECTION 2(D), a "CHANGE IN CONTROL" shall mean the occurrence of any of the following events:

                  (1) the acquisition after the date of this Agreement by any "person" (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended

                           (the "EXCHANGE ACT") (excluding for this purpose, (i) the Company or any subsidiary of the Company or (ii) any employee benefit plan of the Company or of any subsidiary of the Company or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan which acquires after the date of this Agreement beneficial ownership of voting securities of the Company, or
                           (iii) RSM Richter Inc. ("RICHTER"), in its capacity (but solely in its capacity) as (x) interim receiver, receiver and manager of the assets, undertakings and properties of Ravelston Corporation Limited ("RCL") and Ravelston Management Inc. ("RMI") pursuant to the Receivership Order of the Ontario Superior Court of Justice dated April 20, 2005, and (y) monitor of RCL and RMI pursuant to the CCAA Initial Order of the Ontario Superior Court of Justice dated April 20, 2005 (Richter, in its capacities as interim receiver, receiver, manager and monitor pursuant to the foregoing orders of the Ontario Superior Court of Justice, is referred to as the "RECEIVER"), and any Person which as of April 20, 2005 was a direct or indirect subsidiary of RCL or RMI (a "RAVELSTON SUBSIDIARY"); provided, that each such Ravelston Subsidiary shall only be deemed to be covered by this clause (iii) for so long as (A) it is and remains a Ravelston Subsidiary, (B) Richter remains Receiver, and (C) Richter, in its capacity as Receiver, beneficially owns no more voting securities of Company than were beneficially owned by RCL and RMI on April 20, 2005) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; provided, however, that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the Company; or

                  (2) Richard R. Burt, Henry A. Kissinger, Shmuel Meitar, Gordon A. Paris, Graham W. Savage, Raymond G.H. Seitz, James R. Thompson (collectively, "INCUMBENT DIRECTORS") and any new directors whose election by the Board of Directors or nomination by the Board of Directors for election by the Company's stockholders was approved by a vote of a least two-thirds (2/3) of the directors then still in office who either are Incumbent Directors or whose election or nomination for election was previously so approved (such new directors being referred to as "SUCCESSOR INCUMBENT DIRECTORS") ceasing for any reason to constitute at least a majority of the Board of Directors; or

                  (3) the adoption, enactment or effectiveness of any action (including, without limitation, by resolution or by amendment to the Company's charter or bylaws) that materially limits or diminishes the power or authority of the Company's board of directors or any committee thereof, if such action has not been approved by a vote of a least two-thirds (2/3) of the directors then still in office who either are Incumbent Directors or Successor Incumbent Directors; or

                  (4) the consummation of, or the execution of a definitive agreement the consummation of which would result in, a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company (a "BUSINESS COMBINATION"), in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entity resulting from such Business Combination (including, without limitation, an entity which, as a result of such transaction, owns the Company, or all or substantially all of the Company's assets, either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of the Company; or

                  (5) the consummation of a complete liquidation or dissolution of the Company;

                  PROVIDED, HOWEVER, that if the Participant is or will become eligible for Retirement prior to the fourth anniversary of the Grant Date, "Change of Control" with respect to the Deferred Stock Units shall mean a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company within the meaning of
                  Section 409A of the Code.

         (e) Unless the Committee determines otherwise in its sole discretion, if the Participant's employment with the Company terminates for any reason not specified in PARAGRAPHS (A),
                  (B), or (C) next above, all Deferred Stock Units that have not vested as of the date of such termination of employment shall be permanently forfeited on such termination date, except as provided in (i) Section 6(c)(x) of the LTIP or (ii) in any written employment agreement between the Company and the Participant that is in effect on the date of such termination. Notwithstanding the foregoing provisions of this SECTION 2, the provisions of any applicable written employment agreement between the Company and the Participant shall govern the vesting of the Participant's Deferred Stock Units, to the extent inconsistent with the provisions hereof.

         3. SETTLEMENT OF DEFERRED STOCK UNITS. Deferred Stock Units shall be settled solely in Shares. As soon as practicable after each of the vesting dates specified in SECTION 2 above, the Participant shall be transferred one Share for each Deferred Stock Unit vesting on such date. However, in the case of the vesting event specified in SECTIONS 2(C), if the Participant is or will become eligible for Retirement prior to the fourth anniversary of the Grant Date and is deemed to be a "specified employee" within the meaning of Section 409A(a)(2)(B)(i) of the Code, such transfer of Shares shall not be made earlier than six (6) months after the date of the Participant's "separation from service" (as defined in Section 409A of the Code and any Treasury Regulations promulgated thereunder) or, if earlier, the Participant's date of death.

         4. TAX WITHHOLDING. This Agreement is subject to all applicable federal, state, and local withholding taxes. The Participant may pay such withholding taxes in cash, in Shares having a Fair Market Value equal to the amount of such taxes, by having the Company withhold Shares otherwise transferable to the Participant, or in any combination thereof. To the extent provided by the Committee, the Fair Market Value of Shares, or Shares that have been held by the Participant less than six months that are tendered in payment of withholding, cannot exceed the minimum tax withholding required by law. No Shares shall be transferred to the Participant hereunder until such time as all applicable withholding taxes have been satisfied.

         5. RIGHTS NOT CONFERRED. Nothing contained in the Plan or in this Agreement shall confer upon the Participant any right with respect to continued employment by the Company or any affiliate or interfere in any way with the right of the Company to terminate the employment of the Participant at any time. The Participant shall have none of the rights of a stockholder with respect to the Deferred Stock Units until such time, if any, that Shares are delivered to the Participant in settlement thereof.

         6. AGREEMENT NOT ASSIGNABLE. Neither the Participant nor any Beneficiary may sell, assign, transfer, discount, pledge as collateral for a loan, or otherwise anticipate any right to any payment or benefit under this Agreement, other than by will or by the applicable laws of descent and distribution.

         7. ADJUSTMENTS. In the event of a merger, reorganization, consolidation, recapitalization, stock dividend, stock split, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or similar corporate transaction, the number and kinds of shares subject to the Deferred Stock Units awarded hereunder shall be adjusted by the Committee in such manner as it deems equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Agreement; provided that any fractional Share resulting from such an adjustment shall be rounded to the nearest whole number.

         8. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to its principles of conflict of laws.

         9. CODE SECTION 409A. Notwithstanding any other provision of this Agreement to the contrary, the Company may, but shall not be obligated to, modify any provision of this Agreement if and to the extent that the Company concludes such modification to be necessary or desirable to avoid the imposition upon the Participant of the additional taxes imposed on certain non-qualified deferred compensation arrangements pursuant to Section 409A of the Code. In making any such modification, the Company's determination must be made in good faith and upon prior written notice to the Participant, be based on advice of counsel and be designed, in the Company's sole judgment, to fulfill as closely as possible the Company's original commitment to the Participant under the Agreement without regard to Section 409A without increasing the Company's costs under the Agreement.

         10. BINDING EFFECT. This Agreement shall be binding upon the heirs, executors, administrators, and successors of the parties hereto.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Deferred Stock Unit Agreement to be executed as of the day and year first above written.

                               COMPANY:

                                      HOLLINGER INTERNATIONAL INC.


                                      By   ____________________________________
                                           Name:
                                           Title:

                               PARTICIPANT:

                                           _____________________________________
                                           (Participant's Typed or Printed Name)

                                           _____________________________________
                                           (Participant's Signature)